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                                                                   EXHIBIT 10.13






                          REGISTRATION RIGHTS AGREEMENT


                                  BY AND AMONG

                          ROBOTIC VISION SYSTEMS, INC.

                               AND THE PURCHASERS








                                   dated as of

                                   May 1, 2002




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                                TABLE OF CONTENTS

                                                                            PAGE



Section 1.  Definitions........................................................1

Section 2.  Registration Procedures............................................3

Section 3.  Black-Out Periods..................................................3

Section 4.  Registration Procedures............................................3

Section 5.  Indemnification....................................................7

Section 6.  Covenants Relating To Rule 144.....................................9

Section 7.  Rights of Needham & Company, Inc...................................9

Section 8.  Miscellaneous......................................................9



                                      -i-

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                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT, dated as of May 1, 2002 is made and entered into by and among Robotic Vision Systems, Inc., a Delaware corporation (the "COMPANY") and the Purchasers named on Exhibit A to the Purchase Agreement (as defined below) (each a "PURCHASER," and collectively, the "PURCHASERS"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in SECTION 1 hereto.

                                   WITNESSETH:

     WHEREAS, the Company and the Purchasers have entered into a Securities Purchase Agreement, dated as of April 23, 2002 (the "PURCHASE AGREEMENT"), pursuant to which the Company is selling to the Purchasers, and the Purchasers are purchasing from the Company, an aggregate of 10,277,247 shares of common stock of the Company, par value $0.01 per share (the "COMMON STOCK") and 4,624,741 warrants to purchase shares of Common Stock (the "WARRANTS"); and

     WHEREAS, the Warrants are exercisable for Common Stock in accordance with the terms of the Warrants;

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "AFFILIATE" shall mean, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "AGREEMENT" shall mean this Registration Rights Agreement as originally executed and as amended, supplemented or restated from time to time.

     "BOARD" shall mean the Board of Directors of the Company.

     "BUSINESS DAY" shall mean each day other than a Saturday, a Sunday or any other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

     "CLOSING DATE" shall mean May 1, 2002.

     "COMMON STOCK" shall have the meaning set forth in the recitals hereto.

     "COMPANY" shall have the meaning set forth in the introductory paragraph hereto.

     "EFFECTIVE DEADLINE DATE" shall have the meaning set forth in Section 4(a) hereof.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

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     "FILING DEADLINE DATE" shall have the meaning set forth in Section 4(a)
hereof.

     "HOLDER" shall mean each Purchaser and any assignee who becomes a party to this Agreement as provided in SECTION 8(H), in each case in its capacity as a holder of Registrable Securities. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "PERMITTED TRANSFEREE" shall mean (i) an Affiliate of any Holder, (ii) if any Holder is a partnership or limited liability company, any partners or members of such partnership or limited liability company, (iii) if any Holder is a corporation, any stockholders of the such corporation and (iv) if any Holder is an investment company, fund or account or its investment adviser, any investment adviser of such Holder or any other investment company, fund or account sharing the same investment adviser (or an Affiliate thereof) of such Holder.

     "PERSON" shall mean an individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

     "PURCHASE AGREEMENT" shall have the meaning set forth in the recitals hereto.

     "PURCHASER" shall have the meaning set forth in the introductory paragraph hereto.

     "REGISTRABLE SECURITIES" shall mean at any time (i) any Common Stock issued or issuable pursuant to the Purchase Agreement, (ii) any Common Stock issued or issuable upon exercise, in whole or in part, of the Warrants and (iii) any other securities issued or issuable by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other distribution with respect to or in replacement of any shares referred to in (i) and (ii) above; PROVIDED, HOWEVER, such Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement, (B) such Registrable Securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act or (C) they have ceased to be outstanding.

     "REGISTRATION EXPENSES" shall mean (i) the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the Company's performance of or compliance with this Agreement, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities and (ii) all registration, filing and stock exchange or NASD fees, all fees and expenses of complying with securities or "blue sky" laws, all fees and expenses of custodians, transfer agents and registrars, all printing expenses, messenger and delivery expenses, any reasonable fees and disbursements of one common counsel retained by the holders of a majority of Registrable Securities (not to exceed $20,000) and transfer taxes, if any; PROVIDED, HOWEVER, "Registration Expenses" shall not include any underwriting or brokerage commissions or discounts associated with effecting any sales of Registrable Securities that may be offered, which expenses shall be borne by each Holder of Registrable Securities on a pro rata basis with respect to the Registrable Securities so sold.

     "REGISTRATION STATEMENT" shall have the meaning set forth in Section 2(a) hereof.

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     "SEC" shall mean the Securities and Exchange Commission and any successor thereto.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     "WARRANTS" shall have the meaning set forth in the recitals hereto.

     Section 2.  REGISTRATION PROCEDURES.

          a. REGISTRATION. The Company shall as promptly as practicable, but in no event later than 30 days after the Closing Date, prepare and file with the SEC a registration statement under the Securities Act on Form S-3 or Form S-1, if Form S-3 is not available (or any similar or successor forms) that will permit the resale of all Registrable Securities (the "REGISTRATION STATEMENT") and will use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter, but in no event later than 90 days after the Closing Date. The Registration Statement and any form of prospectus included therein (or prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale as the Holders may from time to time notify the Company. To the extent permitted by applicable law, the Registration Statement shall be in the shelf format, permitting the offer and sale of the Registrable Securities on a delayed or continuous basis following the effectiveness of such Registration Statement.

          b. EFFECTIVENESS. The Company shall use its best efforts to keep the Registration Statement continuously effective for the period beginning on the date on which the Registration Statement is declared effective and ending on the date that all of the Registrable Securities registered under the Registration Statement have been sold. During the period that the Registration Statement is effective, the Company shall supplement or make amendments to the Registration Statement, if required by the Securities Act or if reasonably requested by the Holders (whether or not required by the form on which the securities are being registered), including to reflect any specific plan of distribution or method of sale, and shall use its best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

     Section 3.  BLACK-OUT PERIODS.

     Notwithstanding anything herein to the contrary, the Company shall have the right, exercisable from time to time by delivery of a notice authorized by the Chief Executive Officer or the Chairman of the Board of the Company, on not more than two occasions in any 12-month period, to require the Holders not to sell pursuant to a registration statement or similar document under the Securities Act filed pursuant to Section 2 or to suspend the effectiveness thereof if at the time of the delivery of such notice, the Board has reasonably and in good faith determined that such registration and offering, continued effectiveness or sale would materially interfere with any material transaction involving the Company; PROVIDED, HOWEVER, that in no event shall the restricted period extend for more than 60 days in the aggregate during any twelve (12)-month period or for more than 30 days in the aggregate in any 90 day period. The Company shall
(i) give the Holders same Business Day written notice in the event that the Company has suspended sales of Registrable Securities under this Section 3, (ii) give the Holders same Business Day written notice of the completion of such offering or material transaction and (iii) promptly file any amendment necessary for any registration statement or prospectus of the Holders in connection with the completion of such event.

     Section 4.  REGISTRATION PROCEDURES.

          a. In connection with the filing of any registration statement as provided in this Agreement, the Company shall use its best efforts to, as expeditiously as reasonably practicable:

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               (i) prepare and file with the SEC the requisite registration statement (including a prospectus therein and any supplement thereto) to effect such registration and use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that before filing such registration statement or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to counsel for the Holders and provide reasonable time for such Holders and their counsel to comment upon such documents;

               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period in which such registration statement is required to be kept effective;

               (iii) furnish to each Holder of the securities being registered, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) other than those which are being incorporated into such registration statement by reference, such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as the Holders may reasonably request;

               (iv) register or qualify all Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as the Holders and the underwriters of the securities being registered, if any, shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdiction of the securities owned by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company, or to consent to general service of process in any such jurisdiction, or to be subject to any material tax obligation in any such jurisdiction where it is not then so subject;

               (v) immediately notify the Holders at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of the Holders, promptly prepare, file with the SEC and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and in connection therewith, prepare, file and cause to be declared effective any required post-effective amendments to the Registration Statement or any additional or supplemental registration statements;

               (vi) comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC thereunder so as to enable any Holder to sell its Registrable Securities pursuant to Rule 144 promulgated under the Securities Act, as further agreed to in Section 6 hereof;

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               (vii) in connection with the preparation and filing of each registration statement, prospectus or amendment or supplement thereto registering Registrable Securities, the Company will give the Holders on whose behalf the Registrable Securities are to be registered and their underwriters, counsel and accountants the opportunity to participate in such preparation and filing, and in connection therewith, will give such Holders access to its books and records, officers and counsel to conduct a reasonable investigation; provided that such Holders agree to maintain any material non-public information regarding the Company in confidence in accordance with Regulation F-D under the Securities Act;

               (viii) not file any registration statement, prospectus or amendment or supplement thereto to which the Holders shall have reasonably objected on the grounds that such registration statement, prospectus, amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five Business Days prior to the filing thereof;

               (ix) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

               (x) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

               (xi) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such number of shares and registered in such names as the selling Holders may reasonably request in writing at least two Business Days prior to any sale of Registrable Securities;

               (xii) list and cause to remain listed all Registrable Securities covered by such registration statement on any securities exchange or national quotation system on which any such class of securities is then listed or quoted and cause to be satisfied all requirements and conditions of such securities exchange or national quotation system to the initial and continued listing or quoting of such securities that are reasonably within the control of the Company including, without limitation, registering the applicable class of Registrable Securities under the Exchange Act, if appropriate, and using its best efforts to cause such registration to become and remain effective pursuant to the rules of the SEC;

               (xiii) in connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to any registration statement or Rule 144 promulgated under the Securities Act, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such name as the selling Holders may reasonably request in writing at least three Business Days prior to any sale of Registrable Securities;

               (xiv) notify each Holder, promptly after and effective on the same Business Day it shall receive notice thereof, of the time when such registration statement, or any post-effective amendments to the registration statement, shall have become effective, or a supplement to any prospectus forming part of such registration statement has been filed with the SEC;

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               (xv) notify effective on the same Business Day each Holder of any request by the SEC for the amendment or supplement of such registration statement or prospectus for additional information; and

               (xvi) advise effective on the same Business Day each Holder, promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance of any stop order, injunction or other order or requirement by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and use all commercially reasonable efforts to prevent the issuance of any stop order, injunction or other order or requirement or to obtain its withdrawal if such stop order, injunction or other order or requirement should be issued,
     (B) the suspension of the registration of the subject shares of the Registrable Securities in any state jurisdiction and (C) the removal of any such stop order, injunction or other order or requirement or proceeding or the lifting of any such suspension.

     In the event that (1) the Company does not file the Registration Statement with the SEC within 30 days after the Closing Date (the "FILING DEADLINE DATE") or (2) if such registration statement is not declared effective by the SEC by the earlier of the 90th day after the Closing Date and the fifth day following the date on which the Company is notified by the SEC that such registration statement will not be reviewed or is no longer subject to further review (such date, the "EFFECTIVE DEADLINE DATE"), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, an amount in cash equal to one percent of the total purchase price paid to the Company on the Closing Date by such Purchaser pursuant to the Purchase Agreement. Such amount shall be paid (i) on the third Business Day immediately following the Filing Deadline Date and on each monthly anniversary of the Filing Deadline Date until such time as the Registration Statement is filed, and (ii) on the third Business Day following the Effective Deadline Date and on each monthly anniversary of the Effective Deadline Date until such time as the Registration Statement is declared effective, in each case prorated for partial months. In addition to the foregoing, if at any time after the effectiveness of the Registration Statement either (a) the Investor cannot, other than during a black-out period permitted by Section 3, resell Registrable Securities pursuant to the Registration Statement by reason of (i) the withdrawal, suspension or lapse of its effectiveness, (ii) the occurrence of any of the events described in Section 4(a)(v) or Section 4(a)(xvi) hereof or (iii) the exercise by the Company of any of its rights pursuant to Section 3 in excess of the periods specified therein or (b) the Common Stock is not listed or included for quotation as specified in Section 4(a)(xii), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, an amount in cash at the same monthly rate as set forth above, prorated for partial months.

          b. In connection with the filing of any registration statement covering Registrable Securities, each selling Holder shall furnish in writing to the Company such information regarding such Holder (and any of its Affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities and such other information requested by the Company as is necessary or advisable for inclusion in the registration statement relating to such offering pursuant to the Securities Act. Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.

     Each Holder agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph Section 4(a)(v), such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(v).

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     Each Holder agrees (i) that it will effect no stabilization transactions or engage, directly or indirectly, in any stabilization activity, as defined and prohibited by Regulation M, promulgated under the Exchange Act, in connection with any offering of any securities of the Company and (ii) that it will not, directly or indirectly, bid for, purchase or attempt to induce any person to bid for or purchase any securities of the Company during the restricted period, as defined and prohibited by Regulation M, in connection with the distribution of the Registrable Securities.

     Section 5.  INDEMNIFICATION.

          a. INDEMNIFICATION BY THE COMPANY. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless each Holder, its partners, officers, directors, trustees, agents, equity holders, managed or advised accounts and investment advisers, and each Person, if any, who controls or is alleged to control such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, and expenses (including, without limitation, reasonable attorneys' fees), joint or several, to which the Holders or any such indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered and sold under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or any violation of the Securities Act, the Exchange Act or state securities laws or rules thereunder by the Company relating to any action or inaction by the Company in connection with such registration, and the Company will reimburse each Holder for any reasonable legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceedings; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Holder specifically stating that it is for use in the preparation thereof; and PROVIDED, FURTHER, that the Company shall not be liable to the Holders or any other Person who controls such Holder within the meaning of the Securities Act or the Exchange Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement and furnished to such Holder a reasonable time prior to such sale by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such controlling Person and shall survive the transfer of such securities by the Holders.

          b. INDEMNIFICATION BY THE HOLDERS. The Company may require, as a condition to including any Registrable Securities in any registration statement pursuant to Section 2, that the Company shall have received an undertaking satisfactory to it from each Holder of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a)) the Company, each member of the Board and each officer of the Company who signs the registration statement and each other Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, with respect to any untrue statement of a material fact in or omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary

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prospectus contained therein, or any amendment or supplement thereto, if and only to the extent that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by each Holder giving such indemnification specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such Board member, officer, or controlling Person and shall survive the transfer of such securities by any Holder. The obligation of a Holder to indemnify will be several, not joint and several, among such Holders of Registrable Securities and the liability of each such Holder of Registrable Securities will be in proportion to and limited in all events to the net amount received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

          c. NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to assume the defense thereof, for itself, if applicable, together with any other indemnified party similarly notified, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.

          d. INDEMNIFICATION PAYMENTS. To the extent that the indemnifying party does not assume the defense of an action brought against the indemnified party as provided in Section 5(c), the indemnified party (or parties if there is more than one) shall be entitled to the reasonable legal expenses of counsel for the indemnified party (or parties). In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld. The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of an investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. The indemnifying party shall not settle any claim without the consent of the indemnified party unless such settlement involves a complete release of such indemnified party without any admission of liability by the indemnified party.

          e. CONTRIBUTION. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission). No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party, and the liability for contribution of each Holder of Registrable Securities will be several and not joint and several and will be in proportion to and limited in all events to the net amount received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

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     Section 6.  COVENANTS RELATING TO RULE 144. The Company will file in a timely manner, information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of the Holders, deliver to the Holders a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of Registrable Securities outstanding as shown by the most recent report or statement published by the Company, (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder and (f) such other information as required by, and so long as necessary to permit sales of Registrable Securities pursuant to, Rule 144 under the Securities Act.

     Section 7. RIGHTS OF NEEDHAM & COMPANY, INC. In connection with the transactions contemplated by the Purchase Agreement, Needham & Company, Inc. has been granted 565,249 warrants (the "NEEDHAM WARRANTS") to purchase Common Stock. For purposes of this Agreement, Needham & Company, Inc. shall have registration rights with respect to the Common Stock issuable upon exercise of the Needham Warrants to the same extent as the Purchasers have with respect to their shares of Common Stock purchased pursuant to the Purchase Agreement. In addition, to the extent that Needham & Company, Inc. is advised by its counsel that it may be or will be considered to be an underwriter with respect to the resale of such shares, the Company agrees that it will (i) permit and cooperate with Needham & Company, Inc. in conducting a due diligence investigation of the Company and
(ii) provide or arrange to be provided, at the times reasonably requested by Needham & Company, Inc., opinions of counsel, comfort letters and other documents and certificates as Needham & Company, Inc. and its counsel shall reasonably request, in form and substance satisfactory to Needham & Company, Inc. and its counsel.

     Section 8.  MISCELLANEOUS.

          a. TERMINATION. The rights of each Holder under this Agreement shall terminate upon the date that all of the Registrable Securities held by such Holder may be sold under Rule 144(k) (or any successor provision) under the Securities Act.

          b. EXPENSES. All Registration Expenses incurred in connection with any Registration Statement under Section 2 shall be borne by the Company, whether or not any registration statement related thereto becomes effective.

          c. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the other parties.

          d. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties consent to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any civil action concerning any controversy, dispute or claim arising out of or relating to this Agreement, or any other agreement contemplated by, or otherwise with respect to, this Agreement or the breach hereof, unless such court would not have subject matter jurisdiction thereof, in which event the parties consent to the jurisdiction of the State of New York.

          e. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          f. PRIOR AGREEMENT; CONSTRUCTION; ENTIRE AGREEMENT. This Agreement, including the exhibits and other documents referred to herein (which form a part hereof), constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties, and all such prior agreements and understandings are merged herein and shall not survive the execution and delivery hereof.

          g. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, ostage prepaid, by registered, certified or express mail or reputable overnight courier service or be telecopier and shall be deemed given when so delivered by hand or, if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), addressed as follows:

     If to the Company:

          Robotic Vision Systems, Inc.
          5 Shawmut Road
          Canton, Massachusetts
          02021 (781) 302-2439

     If to the Holders, to the address of each holder specified on EXHIBIT A hereto.

          h. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Each party hereto shall be permitted to assign any of its rights hereunder to any third party, provided that (i) such third party is a Permitted Transferee, (ii) such transfer is effected in accordance with applicable federal and state securities laws, (iii) such assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof, (iv) the Company is given written notice by the relevant Holder of the transfer stating the name and address of the assignee and identifying the securities with respect to which such registration rights are being assigned, and (v) in the event of any merger or other similar transaction in which the Company is not the surviving entity, the Company will cause such successor to assume the obligations of the Company under this Agreement.

          i. HEADINGS. Headings are included solely for convenience of reference and if there is any conflict between headings and the text of this Agreement, the text shall control.

          j. AMENDMENTS AND WAIVERS. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of three-fourths of the Registrable Securities; PROVIDED, HOWEVER, that the provisions of this Agreement may not be amended or waived without the consent of the Holders of all the Registrable Securities adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Securities but does not so adversely affect all of the Registrable Securities; PROVIDED, FURTHER, that the provisions of the preceding provision may not be amended or waived except in accordance with this sentence. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company.

          k. INTERPRETATION; ABSENCE OF PRESUMPTION. For the purposes hereof,
(i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

          This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instruments to be drafted.

          l. SEVERABILITY. If any provision of this Agreement shall be or shall be held or deemed by a final order by a competent authority to be invalid, inoperative or unenforceable, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be construed as if such invalid, inoperative or unenforceable provision had never been contained herein so as to give full force and effect to the remaining such terms and provisions.

          m. SPECIFIC PERFORMANCE; OTHER RIGHTS. The parties recognize that various other rights rendered under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce the rights under this Agreement by actions for injunctive relief and specific performance.

          n. FURTHER ASSURANCES. In connection with this Agreement, as well as all transactions and covenants contemplated by this Agreement, each party hereto agrees to execute and deliver or cause to be executed and delivered such additional documents and instruments and to perform or cause to be performed such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions and covenants contemplated by this Agreement.

          o. NO WAIVER. The waiver of any breach of any term or condition of this Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first above written.




                                      ROBOTIC VISION SYSTEMS, INC.,
                                      a Delaware corporation



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT A

Robert S. Birch                                 Maple Row (Bermuda) LTD
765 Park Avenue                                 112 Rowayton Avenue
New York, NY 10021                              Rowayton, CT 06853

Charles T. Foley                                Needham Contrarian Fund, LP
1 East End Avenue                               445 Park Avenue - 3rd Floor
New York, NY 10021                              New York, NY 10022

Charles T. Foley II                             Needham Emerging Growth Partners (Caymans), LP
1 East End Avenue                               445 Park Avenue - 3rd Floor
New York, NY 10021                              New York, NY 10022

David P. Foley                                  Needham Emerging Growth Partners, LP
1 East End Avenue                               445 Park Avenue - 3rd Floor
New York, NY 10021                              New York, NY 10022

GRT Topaz Partners, LP                          Needham Growth Fund
4 Liberty Square - 3rd Floor                    445 Park Avenue - 3rd Floor
Boston, MA 02109                                New York, NY 10022

GRT Topaz Partners (QP), LP                     Needham Aggressive Growth Fund
4 Liberty Square - 3rd Floor                    445 Park Avenue - 3rd Floor
Boston, MA 02109                                New York, NY 10022

GRT Topaz Offshore Partners, Ltd.               Peter and Carolyn Lynch JWROS
4 Liberty Square - 3rd Floor                    82 Devonshire Street - 58A
Boston, MA 02109                                Boston, MA 02109

Lagunitas Partners LP                           The Lynch Foundation
50 Osgood Place - Penthouse                     82 Devonshire Street - 58A
San Francisco, CA 94133                         Boston, MA 02109

Gruber & McBaine International                  Peter S. Lynch Charitable Remainder Trust
50 Osgood Place - Penthouse                     82 Devonshire Street - 58A
San Francisco, CA 94133                         Boston, MA 02109

Jon D. Gruber & Linda W. Gruber                 Lynch Childrens Trust FBO Elizabeth Lynch
50 Osgood Place - Penthouse                     82 Devonshire Street - 58A
San Francisco, CA 94133                         Boston, MA 02109

L & Co., LLC                                    Lynch Childrens Trust FBO Anne Lynch
1120 Boston Post Road                           82 Devonshire Street - 58A
Darien, CT 06820                                Boston, MA 02109

Irrevocable Trust of James E. Lineberger        Lynch Childrens Trust FBO Mary Lynch
   u/a 12/17/98                                 82 Devonshire Street - 58A
1120 Boston Post Road                           Boston, MA 02109
Darien, CT 06820

Proximity Fund L.P.
1 Montgomery Street - Suite 3300
San Francisco, CA 94104

Proximity International Ltd.
1 Montgomery Street - Suite 3300
San Francisco, CA 94104

Putnam Variable Trust - Putnam VT
  Small Cap Value Fund
One Post Office Square - 9th Floor
Boston, MA 02109

Putnam Investment Funds - Putnam
  Small Cap Value Fund
One Post Office Square - 9th Floor
Boston, MA 02109

Radyr Investments Limited
130 West 29th Street - 5th Floor
New York, NY 10001

Douglas Campbell, Jr.
PO Box 706
Old Greenwich, CT 06870

The Diamond Family Foundation
1 N. Franklin Street - Suite 450
Chicago, IL 60606

Terry Diamond IRA
1 N. Franklin Street - Suite 450
Chicago, IL 60606

Thomas N. Tullo IRA
205 Douglas Road
Staten Island, NY 10304



                                      A-2